Note 5 - Deposits (Detail) - Interest-Bearing Deposits (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
NOW accounts	$ 106,581	$ 101,907
Savings and Money Market	197,062	200,072
Time:
In denominations under $100,000	110,002	126,705
In denominations of $100,000 or more	101,893	121,059
Total time deposits	211,895	247,764
Total interest-bearing deposits	$ 515,538	$ 549,743